Exhibit 3.22

TWENTIETH AMENDMENT OF TWENTY-FIRST RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of amending the Twenty-First Restated Certificate of Limited Partnership under the Missouri Revised Uniform Limited Partnership Act, states the following:

(1)	The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership's charter number is LP0000443.

(2)	The partnership filed the Twenty-First Restated Certificate of Limited Partnership with the Missouri Secretary of State on January 25, 2019.

(3)

The Twenty-First Restated Certificate of Limited Partnership is hereby amended to reflect the general partner admissions and withdrawals attached hereto on Exhibit A effective as of the date listed on Exhibit A.

Upon the admissions and withdrawals of said partners, the number of general partners is 586.

In affirmation thereof, the facts stated above are true.

Dated: January 21, 2021

General Partner:

By _/s/ Penny Pennington_______________________________

Penny Pennington

Managing Partner/Authorized Person/Attorney-in-Fact

Exhibit 3.22

EXHIBIT A

Withdrawn General Partners:

Partner Name	Date Withdrawn as General Partner	Address 1 & 2	City, State & Zip
Anthony J Sgroi Revocable Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Battermann, Julie G	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Callahan, John Sylvester	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Carlson Revocable Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Causey Jr, Willard Lonnie	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Chick, J Daniel	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Coleman, William Kent	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Cook, Beth Ann	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Cook, David C	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Craig J Basler Revocable Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Daniel S Terry Revocable Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Danley, Todd Norment	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
French Sr, Kenneth Joseph	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Hanson, Rhonda Lynn	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Hartman, Mark Ronald	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Hill, Jeffrey	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
J Kyle Hickok Revocable Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
James F Henty Revocable Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
James Vincent Milnes Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
John H Waldvogel & Amy S Waldvogel Revocable Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Keith and Rosemond Moore Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Lamis, Eugene P	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Lawrence C Thomas Revocable Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Logan, James Neal	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Lord, Robert Joseph	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Mary Clair Francone Revocable Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Metzger Family Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twentieth Amendment of Twenty-First Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit 3.22

Michelle C Parker Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Muncy, Samantha Cecille	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Nicholas J. Lonski Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Philip James Streng Revocable Living Trust Agreement 5/29/1999	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Ritter Qualified Spousal Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Skinner, John Andrew	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Stephen C Ford Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Steven K and Kristen K Bennett Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
The Blackley Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
The Douglas Myers and Suzy Burke-Myers Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
The Kirk and Mary Evans Family Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
The Lynch Joint Revocable Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
The Scott R Posner Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
The Shawn and Erica Creger Joint Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
The Trevino Family Trust Dated April 25, 2018	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
The Wemyss Family Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Therese M Schmittgens Revocable Inter Vivos Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Timothy Vincent Finn Revocable Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Todd Evans Tyrie Family Trust II	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Vincent J Ferrari Living Trust	12/31/2020	12555 Manchester Road	St. Louis, MO 63131
Wall, Olga	12/31/2020	12555 Manchester Road	St. Louis, MO 63131

Admitted General Partners:

Partner Name	Date Admitted as General Partner	Address 1 & 2	City, State & Zip
Abercrombie, Jesse T	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Acupan, Alex Villadores	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Adams, Kevin P	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Amann, David McFarland	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Ameer, George Andrew	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Anderson, James Leon	1/1/2021	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twentieth Amendment of Twenty-First Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit 3.22

Anderson, Robert Scott	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Armstrong, Brenda Sue	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Asiala, Sean Peter	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Aumann, Jonathan Reid	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Baer, Michael J.	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Beattie, Leanne Marlene	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Becnel, Brandon Gerard	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Becnel, Ron James	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Benson, Scott M	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Bisbee, Peter Brian	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Blair, Micah Kevin	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Blesener, Lucas Charles	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Broad, Michael Donald Charles	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Brockman, Jarid Kyle	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Brockman, Leland Jay	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Brown, Scott Marion	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Browning, Sarah Elizabeth	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Burrus Jr, Robert Donnell	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Camp, Jennifer Eagen	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Carlson, Christopher Scott	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Carnie, Alison Marie	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Carr, Christopher Wayne	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Carroll, James Charles	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Chervenak, Adam Franklin	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Chiappini Jr, Theodore Harry	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Corry, David Edward	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Cox III, Charles Earl	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Cubbage, David Richard	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Curran, Paul Joseph	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Daugherty, Elaine E	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Davis, Brent Robert	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
DeJesus, Roberto	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Dempsey, Crystal Coltrain	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
DiEduardo, Kyle Sager	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Dixon, Christopher Brian	1/1/2021	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twentieth Amendment of Twenty-First Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit 3.22

Dominy, Debra Diane	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Drobnick, Jake Richard	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Eddy, Joe David	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Ellison, Mark Steven	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Erekson, Gregory Rock	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Fahrenbruch, Nanette Marie	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Fell, Lori Anne	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Fox, Neal Joseph	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Fremont, Cynthia Ann	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Fuller, Jason Paul	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Gibson, David Russell	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Haluska, Shellie Larie	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Hansen, Jack Russell	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Hartsock, Jeffrey D	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Haseman, Robert Brian	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Hawk, Bryan Wilson	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Hebdon, Michael S.	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Hecox, Jared Scott	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Heinbockel, Thomas James	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Henry, Christopher Travis	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Hofmeister, Mary Angela	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Holland, Jaime Dlabaj	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Holmes, Torsten	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Hott, Paul	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Huenergardt, Joshua Velten	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Humphries, Brian Matthew	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Hupfer, Nicole Simmons	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Hutchison, Stephanie Ann	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Jackson, Robert Edward	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Jacobson, Brock Matthew	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Jagels, Ronald William	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
James, Werner Lexton	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Jew, Daniel Timothy	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
John S. Callahan Revocable Trust	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Johnson, Justin Murray	1/1/2021	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twentieth Amendment of Twenty-First Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit 3.22

Jones, David Wesley	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Journey, Kelly Ross	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Kelly, Julie Gerstmayr	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
King, Jacqueline D	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Kinports, Kevin Richard	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Kloeppel, Ryne Douglas	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Klug, Daniel William	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Lagan, Jean-Luc	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Leahy, Deborah Hilda	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Lear, Laura Verene	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Lee, Ariel Jordan	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Lee, Christopher Changsu	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Llewellyn, Evan Christopher	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Lucas, Julie Barter	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Lukan, Blair Monte	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Mahmoud, Kelly Ditmore	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Mahoney, Michael Charles	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Manchester, Sarah Jean	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Marrero, Lesley Catherine	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Masters, Chris Edward	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Maxwell, Benjamin Ross	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
McRae II, Brad Fitzgerald	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Miller, Daniel Thomas	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Miller, Laurie Lynne	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Mouw, Jeromy John	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Mozer, Robert Walter	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Mueller, Brian Christopher	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Nay, Lori Ann	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Neff, Todd Arther Moore	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Nero, Jason James	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Nevermann, Mark Louis	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Niebuhr, Kurt Michael	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Ninedorf, Nicholas Richard	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Nutford, Marc	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
O'Brien Sr, Michael Yarrow	1/1/2021	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twentieth Amendment of Twenty-First Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit 3.22

O'Connor, David Michael	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
O'Hanlon, Elizabeth E	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Osterhout, Nathanial Jacob	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Page, Lynne Therese	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Pascucci, Daniel Joseph	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Perry, James P	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Poff, Adam Thomas	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Pohlmeier, Laurelyn Gross	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Pope, Randall Edward	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Potts, Reagan Kerr	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Pounds, Britt Alan	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Price, Michael David	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Priebe, Eric John	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Puckett, Christopher Clayton	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Reardon III, James Patrick	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Reau, Jeffery Tillman	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Reed, Sarah Elizabeth	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Renbarger, Adam Phillip	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Robbins, Eric Michael	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Robinson, David Mark	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Roncadin, Matthew	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Rosendahl, David Erick	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Russell, James Michael	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Rygmyr, Adym W	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Sales, Mary Christine	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Segalla, Anthony Peter	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Shaffer, William Kevin	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Sievert, Christopher John	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Simmons Jr, Ronald Burris	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Snapp, Ivan William	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Snodgrass, Jon Michael	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Spangler, Ashley Renae	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Steenis, Jill Marie Schreck	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Suarez, Phillip Andrew	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Sullivan, Amy Marie	1/1/2021	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twentieth Amendment of Twenty-First Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit 3.22

Taylor, Joshua Thomas	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Tefft, Kyle Nathan	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Thalman, Susanne Claudia	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Tice, Joshua Neil	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Tisdale, Marshall-Ben B	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Turbush, Edward Joseph	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Vagle, Michael James	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Wang, Yi	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Wartsbaugh Jr, George Charles	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Watts, James Matthew	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Webster, Trevor Ryan	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Westbrooks-Hodge, Pamela	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Whatley, Stephen Wilson	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
White, Justin	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Wilken, Jennifer Lynn	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Williams, Matthew D.	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Wulder, David John	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Young, Todd Warren	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Ytterberg, Eric Bradley	1/1/2021	12555 Manchester Road	St. Louis, MO 63131
Zare, Raheem Kevin	1/1/2021	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twentieth Amendment of Twenty-First Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.